UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 15, 2003


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)




  United States                  333-84400                     22-2382028
----------------              ----------------              ----------------
(State or other              (Commission File              (I.R.S. employer
Jurisdiction of                   Number)                 Identification No.)
Incorporation)


                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                   (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 575-5000.

Item 5.   Other Events

          On January 15, 2003, the Underwriting Agreement, dated as of December 30, 2002 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as the sole Underwriter, was executed and delivered by the respective parties thereto. On January 15, 2003, the Series 2003-1 Supplement, dated as of January 15, 2003, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and by the Second Amendment thereto dated as of March 1, 2002 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On January 15, 2003, the Indenture, dated as of January 15, 2003 (the "Indenture"), between Chase Credit Card Owner Trust 2003-1 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On January 15, 2003, the Trust Agreement, dated as of January 15,
2003 (the "Trust Agreement"), between Chase USA, as Depositor (the
"Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On January 15, 2003, the Deposit and Administration Agreement, dated as of January 15, 2003 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          Exhibits

          1.3 Underwriting Agreement, dated as of December 30, 2002, among Chase USA, as Transferor, JPMCB, as Servicer, and JPMSI, as the sole Underwriter.

          4.8 Series 2003-1 Supplement, dated as of January 15, 2003 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

          4.9 Indenture, dated as of January 15, 2003 between the Trust and The Bank of New York, as Indenture Trustee.

          4.10 Trust Agreement, dated as of January 15, 2003 between the Depositor and Wilmington Trust Company, as Owner Trustee.

          4.11 Deposit and Administration Agreement, dated as of January 15, 2003 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHASE MANHATTAN BANK USA,
                                       NATIONAL ASSOCIATION



                                       By:/s/ Patricia Garvey
                                          _______________________
                                          Name:  Patricia Garvey
                                          Title: Vice President



Date: February 5, 2003

                              INDEX TO EXHIBITS
                              -----------------

Exhibit          Exhibit                                    Sequentially
Number                                                      Numbered Pages
--------------   ----------------------------------------   -----------------
1.3              Underwriting Agreement, dated
                 December 30, 2002 among Chase
                 USA, as Transferor, JPMCB, as
                 Servicer, and JPMSI, as the
                 sole Underwriter.

4.8              Series 2003-1 Supplement, dated
                 as of January 15, 2003, to the
                 Third Amended and Restated Pooling
                 and Servicing Agreement, as amended
                 by the First Amendment thereto
                 dated as of March 31, 2001, among
                 Chase USA, as Transferor on and
                 after June 1, 1996, JPMCB, as
                 Transferor prior to June 1, 1996
                 and as Servicer, and the Trustee.

4.9              Indenture, dated as of January 15,
                 2003 between the Trust and The
                 Bank of New York, as Indenture
                 Trustee.

4.10             Trust Agreement, dated as of January
                 15, 2003 between the Depositor and
                 Wilmington Trust Company, as Owner
                 Trustee.

4.11             Deposit and Administration Agreement,
                 dated as of January 15, 2003 between
                 Chase USA, as Depositor and
                 Administrator, and the Trust, as
                 Issuer.